UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

STEPSTONE GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903

StepStone Group Inc.

Important Notice Regarding the Availability of
Proxy Materials for the Stockholders Meeting To
Be Held On September 13, 2023

For Stockholders of record as of July 18, 2023

This communication presents only an overview of the more
complete proxy materials that are available to you on the
Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all
of the important information contained in the proxy
materials before voting.

To view the proxy materials, and to obtain directions to
attend the meeting, go to: www.proxydocs.com/STEP

To vote your proxy while visiting this site, you will need the
12 digit control number in the box below.

Under United States Securities and Exchange Commission
rules, proxy materials do not have to be delivered in paper.
Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to
www.proxydocs.com/STEP
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before September 1, 2023.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/STEP	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

StepStone Group Inc.

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K
Meeting Type: Annual Meeting of Stockholders
Date: Wednesday, September 13, 2023
Time: 1:00 PM, Eastern Time
Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/STEP for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/STEP

SEE REVERSE FOR FULL AGENDA

StepStone Group Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR EACH OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4

PROPOSAL

1.

To elect the three director nominees named in the proxy statement as Class III directors of the Company, each to serve for a one-year term and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, removal, retirement or disqualification.

1.01 Scott W. Hart

1.02 David F. Hoffmeister

1.03 Anne L. Raymond

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024.

3.	To approve, on a non-binding and advisory basis, the compensation of our named executive officers (“Say-on-Pay”).

4.	To approve the StepStone Group Inc. 2023 Employee Stock Purchase Plan.

Note: Includes authority for proxy holder to transact any other business that may be properly presented at the Annual Meeting or any adjournment or postponement thereof.